UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2003


                     LAZARUS INDUSTRIES, INC.
                     ________________________
(Exact Name of small business issuer as specified in its charter)

            Utah                  0-27351                 87-0445575
 ______________________     ___________________        ______________________
(State of Incorporation)   (Commission File No.)      (IRS Employer ID Number)



     10 West 100 South, Suite 610, Salt Lake City, Utah 84101
    _________________________________________________________
             (Address of principal executive offices)


                          (801) 532-7851
                        __________________
                   (Issuer's telephone number)

ITEM 5.  OTHER EVENTS

       On January 21, 2003, Lazarus Industries, Inc. ("Lazarus" or the "Registrant") filed a Current Report on Form 8-K reporting the signing of a Stock Exchange Agreement (the "Agreement") among Lazarus, American Dairy Holdings, Inc., a Delaware corporation (hereinafter "American"), and the shareholders of American (the "American Shareholders"). The Registrant is in the process of completing its due diligence and undertaking steps to proceed with this transaction. The transaction is still subject to a number of conditions, and there is no assurance the transaction will close.

       This amendment to the Current Report on Form 8-K, referenced above, is being filed, in part, to correct a misstatement in the earlier 8-K report. In that report, it was stated that American owns 94% of the registered capital and members' equity of Heilongjiang Feihe Dairy Co., Limited, organized under the laws of the People's Republic of China ("Feihe Dairy"), with the remaining 6% is owned by the People's Republic of China ("PRC"). American actually owns 100% of the registered capital and members' equity of Heilongjiang Feihe Dairy Co., Limited. Feihe Dairy owns 99% of the registered capital and members' equity of Heilongjiang Sanhao Dairy Co., Limited, organized under the laws of the PRC.

      In addition, on or about March 5, 2003, the parties entered into an amendment to the Agreement, which extends the closing date of the transaction to April 20, 2003, and provides that as soon as practicable following the amendment, Registrant will either call a meeting of its shareholders, or obtain a consent from holders of a majority of the outstanding shares of the Company in accordance with Utah law, to seek approval of: (a) the election of Mr. Leng You-Bin and Mr. Liu Hua, current officers and directors of American, as the new directors of Lazarus; (b) a 19-for-1 reverse split or consolidation of the outstanding common stock of Lazarus; (c) the amendment to the articles of incorporation of Lazarus to change its name to "American Dairy, Inc.," or such other name to be determined by American; and, if necessary, (d) the closing of the Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)      Exhibits

      The following documents related to the Stock Exchange Agreement between Lazarus and American are being filed as an exhibit to this amended Form 8-K:

      Exhibit No.    Title of Document
      2.2            Amendment to Stock Exchange Agreement dated March 5, 2003

                            SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              REGISTRANT:

                              LAZARUS INDUSTRIES, INC.


Date:  March 5, 2003          By  /s/ Jack M. Gertino
                                 ____________________________________
                                 Jack M. Gertino, President